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                                                 Supplement dated March 27, 2001
                                                 To Prospectus dated May 1, 2000

                                   VINTAGELIFE

THE FOLLOWING INFORMATION REPLACES "SMITH BARNEY ALLOCATION SERIES, INC." AND THE LIST OF FUNDS BELOW IT IN THE "PROSPECTUS SUMMARY" SECTION:

SMITH BARNEY ALLOCATION SERIES INC. (FORMERLY SMITH BARNEY CONCERT ALLOCATION SERIES)
     Select Balanced Portfolio *
     Select Conservative Portfolio *
     Select Growth Portfolio
     Select High Growth Portfolio
     Select Income Portfolio *

* On February 12, 2001, the Board of Directors of Smith Barney Allocation Series Inc. approved a merger and reorganization plan. If contract owners approve the merger, effective April 27, 2001, the assets and stated liabilities of Select Conservative Portfolio and Select Income Portfolio, both series of Smith Barney Allocation Series Inc., will merge into Select Balanced Portfolio, a series of Smith Barney Allocation Series Inc. Therefore, as of April 27, 2001, Select Conservative Portfolio and Select Income Portfolio will no longer be available as funding options.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "INVESTMENT OBJECTIVE" TABLE:

As of April 27, 2001, Select Conservative Portfolio and Select Income Portfolio are no longer available as funding options and are deleted from this table.

THE FOLLOWING INFORMATION SUPPLEMENTS THE "VINTAGELIFE 2000 FUND EXPENSES" TABLE AND THE "AVERAGE RATES OF RETURN" TABLE:

Expenses and performance figures shown for the Select Balanced Portfolio are based upon the fees and assets of that fund alone, as of 12/31/99, and not the assets of the combined funds.

L-12943                                                           March 27, 2001